Note 15 - Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

Note 15: Related Party Transactions

During 2008, we established the Hecla Charitable Foundation to operate exclusively for charitable and educational purposes, with a particular emphasis in those communities in which we have employees or operations and donated 550,000 shares of our common stock, valued at $5.1 million.    Cash contributions totaling $2.0 million and $1.5 million were made by Hecla to the Hecla Charitable Foundation during 2011 and 2010, respectively.  The Hecla Charitable Foundation was established by Hecla as a not-for-profit organization which has obtained 501(c)(3) status from the Internal Revenue Service. Its financial statements are not consolidated by Hecla.